YieldMax META Option Income Strategy ETF
Schedule of Investments
January 31, 2025 (Unaudited)

U.S. TREASURY SECURITIES - 49.9%		Par	Value
United States Treasury Note/Bond
2.63%, 04/15/2025 (a)		$29,902,000	$29,803,935
3.00%, 07/15/2025 (a)		29,927,000	29,757,548
3.88%, 01/15/2026 (a)		29,769,000	29,675,215
TOTAL U.S. TREASURY SECURITIES (Cost $89,039,499)			89,236,698

PURCHASED OPTIONS - 13.4% (b)(c)(d)	Notional Amount	Contracts
Call Options - 13.4%			$–
Meta Platforms, Inc.		–	$–
Expiration: 02/07/2025; Exercise Price: $745.00	$178,497,620	2,590	134,680
Expiration: 02/21/2025; Exercise Price: $600.00	178,497,620	2,590	23,853,900
TOTAL PURCHASED OPTIONS (Cost $13,004,601)			23,988,580

SHORT-TERM INVESTMENTS - 35.7%
Money Market Funds - 1.5%		Shares
First American Government Obligations Fund - Class X, 4.32% (e)		2,740,938	2,740,938

U.S. Treasury Bills - 34.2%		Par
4.35%, 02/13/2025 (a)(f)		$20,694,000	20,669,584
4.34%, 03/11/2025 (a)(f)		20,754,000	20,666,367
4.15%, 05/15/2025 (a)(f)		19,969,000	19,734,819
Total U.S. Treasury Bills			61,070,770
TOTAL SHORT-TERM INVESTMENTS (Cost $63,800,401)			63,811,708

TOTAL INVESTMENTS - 99.0% (Cost $165,844,501)			177,036,986
Other Assets in Excess of Liabilities - 1.0%			1,772,487
TOTAL NET ASSETS - 100.0%			$178,809,473
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	All or a portion of security has been pledged to the broker in connection with options as of January 31, 2025.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(e)	The rate shown represents the 7-day annualized effective yield as of January 31, 2025.
(f)	The rate shown is the annualized effective yield as of January 31, 2025.

YieldMax META Option Income Strategy ETF
Schedule of Written Options
January 31, 2025 (Unaudited)

WRITTEN OPTIONS - (0.5)% (a)(b)	Notional Amount	Contracts	Value
Call Options - (0.3)%
Meta Platforms, Inc.
Expiration: 02/07/2025; Exercise Price: $725.00	$(60,647,840)	(880)	$(148,280)
Expiration: 02/07/2025; Exercise Price: $722.50	(117,849,780)	(1,710)	(334,305)
Total Call Options			(482,585)

Put Options - (0.2)%
Meta Platforms, Inc., Expiration: 02/21/2025; Exercise Price: $600.01	(178,497,620)	(2,590)	(332,609)
TOTAL WRITTEN OPTIONS (Premiums received $11,140,576)			$(815,194)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

YieldMax META Option Income Strategy ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Securities	$–	$89,236,698	$–	$89,236,698
Purchased Options	–	23,988,580	–	23,988,580
Money Market Funds	2,740,938	–	–	2,740,938
U.S. Treasury Bills	–	61,070,770	–	61,070,770
Total Investments	$2,740,938	$174,296,048	$–	$177,036,986

Liabilities:
Investments:
Written Options	$–	$(815,194)	$–	$(815,194)
Total Investments	$–	$(815,194)	$–	$(815,194)